[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) UTILITIES SERIES


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) UTILITIES SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to 8
500 Boylston Street                                      p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Maura A. Shaughnessy*                                    business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short- term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames

    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, Initial Class shares of the series provided a total return of -20.00%, and Service Class shares -20.07%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of -14.11% over the same period for the series' benchmark, the Standard & Poor's Utilities Index, a capitalization-weighted index of all stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index.

PORTFOLIO STRATEGY
In the face of a challenging environment for utilities stocks, we maintained our investment strategy and our focus on delivering competitive yields and returns. We take what we believe is a unique approach to providing yield, keeping about 20% of the portfolio's assets in bonds and convertible securities. This provides the portfolio with income while freeing us up to focus about 80% of assets on utilities stocks that we believe have the strongest growth prospects. We take a diversified approach, spreading our stock investments across the electric, natural gas, telecommunications, and cable television and broadcast industries. In addition, we diversify geographically, depending on where we find the best investment opportunities. Up to 35% of the portfolio's assets can be invested overseas, although 10% to 25% has been a more typical range.

A MIXED ENVIRONMENT
Electric utilities in general held their own over the period, benefiting from anticipation that demand would increase as the economy improved. In addition, the electrics simply didn't have the same baggage as the gas companies, several of which were brought to their knees by the government's investigation of energy trading and accounting practices. Mild winter weather further hurt gas stocks as commodity prices weakened.

A few of the more broadly diversified broadcast and cable stocks moved up as investors looked ahead to a better advertising environment. But most cable stocks tumbled as subscriber growth rates slowed and company-specific concerns came to light, culminating in the bankruptcy of Adelphia Communications -- in which we had a small position that we sold before the firm's collapse. Telecommunications stocks, especially wireless names, plummeted further as the industry struggled with excess capacity, a crowded playing field, weak pricing, and the WorldCom scandal.

BARBELL PORTFOLIO STRUCTURE
As always, we took a bottom-up approach to stock selection over the period, using MFS Original Research(R). We structured our equity investments, however, somewhat in the shape of a barbell. On one end, we had more defensive names such as KeySpan, a natural gas company that has historically paid a steady dividend, and Entergy Corporation, an electric company that we felt had a strong balance sheet and good cash flows. On the other end, we had what we thought of as more aggressive investments with strong earnings growth prospects. This area included some of the diversified energy companies. Looking at diversification across industries, our biggest stake was in electric utilities, followed by roughly equal weights in natural gas and telecom firms, and then by broadcast and cable holdings.

AREAS OF OPPORTUNITY
Over the period, we added to overseas investments in electric and telecom names that we believed had stronger competitive positions than their domestic counterparts. A significant number of our wireless holdings, for example, have been foreign. Despite these changes, our telecom stake this year remained substantially lower than it has been in the past.

OUTLOOK
While we believe volatility in the sector will likely continue, we see some encouraging trends. We expect electricity and natural gas commodity prices to rise as the economy improves and energy demands grow in the manufacturing sector. Few, if any, new power plants are being built. In our view, that means that as the economy recovers, we're likely to see a supply/demand imbalance leading to firmer pricing.

On the telecom side, we expect to see increased demand for voice and data services as the economy recovers, easing excess capacity concerns. Several companies in the industry have new management. We think these shake-ups, along with the likelihood of industry consolidation, should help stock prices. We also believe there's strong growth potential from new technologies, which may enable domestic wireless companies especially to roll out new services.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Maura A. Shaughnessy, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the multi-cap core and utilities portfolios of our mutual funds and variable annuities.

Maura joined MFS in 1991 as a research analyst and became Vice President and portfolio manager in 1992 and Senior Vice President in 1998.

A graduate of Colby College and the Amos Tuck School of Business Administration of Dartmouth College, she holds the Chartered Financial Analyst (CFA) designation. Prior to joining MFS she worked for Harvard Management Co. and the Federal Reserve Bank.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Class inception: Initial Class  January 3, 1995
                 Service Class  May 1, 2000

Commencement of investment operations: January 3, 1995

Size: $234.6 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -20.00%          -32.55%          -22.46%          +18.28%         +109.61%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --           -32.55%          - 8.13%          + 3.42%         + 10.39%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                 -20.07%          -32.72%          -22.78%          +17.80%         +108.76%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                 --           -32.72%          - 8.25%          + 3.33%         + 10.33%
-----------------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, January 3, 1995, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 73.7%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 55.2%
  Electronics - 0.5%
    General Motors Corp., "H"*                                          111,600            $  1,160,640
-------------------------------------------------------------------------------------------------------
  Entertainment - 5.6%
    AOL Time Warner, Inc.*                                              110,200            $  1,621,042
    Comcast Corp., "A"*                                                  72,900               1,737,936
    Fox Entertainment Group, Inc.*                                       67,900               1,476,825
    The Walt Disney Co.                                                  35,300                 667,170
    Viacom, Inc., "B"*                                                  168,800               7,489,656
                                                                                           ------------
                                                                                           $ 12,992,629
-------------------------------------------------------------------------------------------------------
  Media - Cable - 1.0%
    Charter Communications, Inc.*                                       548,200            $  2,236,656
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 5.4%
    Equitable Resources, Inc.                                           201,500            $  6,911,450
    Kinder Morgan Management LLC                                        188,808               5,758,644
                                                                                           ------------
                                                                                           $ 12,670,094
-------------------------------------------------------------------------------------------------------
  Oils - 2.6%
    Anadarko Petroleum Corp.                                             39,700            $  1,957,210
    Apache Corp.                                                         62,540               3,594,799
    Newfield Exploration Co.*                                            16,800                 624,456
                                                                                           ------------
                                                                                           $  6,176,465
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.4%
    AT&T Wireless Services, Inc.*                                       548,081            $  3,206,274
    EchoStar Communications Corp.*                                      127,600               2,368,256
                                                                                           ------------
                                                                                           $  5,574,530
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 20.5%
    AES Corp.*                                                          429,500            $  2,327,890
    Cinergy Corp.                                                        21,800                 784,582
    Constellation Energy Group, Inc.                                    106,500               3,124,710
    DTE Energy Co.                                                       14,400                 642,816
    Duke Energy Corp.                                                    42,400               1,318,640
    Edison International*                                               171,000               2,907,000
    Energy East Corp.                                                   198,600               4,488,360
    Entergy Corp.                                                       132,400               5,619,056
    FirstEnergy Corp.                                                   153,900               5,137,182
    FPL Group, Inc.*                                                     25,500               1,529,745
    MDU Resources Group, Inc.                                           135,800               3,570,182
    Mirant Corp.*                                                       282,900               2,065,170
    NiSource, Inc.                                                       31,300                 683,279
    PG&E Corp.*                                                         100,600               1,799,734
    Pinnacle West Capital Corp.                                          61,300               2,421,350
    PPL Corp.                                                           151,200               5,001,696
    TXU Corp.                                                            75,400               3,886,870
    Xcel Energy, Inc.                                                    53,250                 893,002
                                                                                           ------------
                                                                                           $ 48,201,264
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 12.8%
    Atmos Energy Corp.                                                   38,200            $    895,408
    Dominion Resources, Inc.                                             18,800               1,244,560
    Dynegy, Inc.                                                        389,410               2,803,752
    El Paso Corp.                                                       315,628               6,505,093
    Energen Corp.                                                         8,100                 222,750
    KeySpan Corp.                                                       222,000               8,358,300
    Kinder Morgan, Inc.                                                 192,500               7,318,850
    National Fuel Gas Co.                                                 5,100                 114,801
    Questar Corp.                                                        86,900               2,146,430
    Williams Cos., Inc.                                                  59,500                 356,405
                                                                                           ------------
                                                                                           $ 29,966,349
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 4.4%
    Alltel Corp.                                                          9,000            $    423,000
    AT&T Corp.                                                          167,500               1,792,250
    BellSouth Corp.                                                     100,700               3,172,050
    Verizon Communications, Inc.                                        124,362               4,993,134
    Winstar Communications, Inc.*                                        78,550                     197
                                                                                           ------------
                                                                                           $ 10,380,631
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $129,359,258
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 18.5%
  Canada - 2.4%
    BCE, Inc. (Utilities - Telephone)                                   189,900            $  3,308,058
    Encana Corp. (Utilities - Gas)                                       73,397               2,257,700
                                                                                           ------------
                                                                                           $  5,565,758
-------------------------------------------------------------------------------------------------------
  France - 1.6%
    Vivendi Environnement (Water)                                       121,700            $  3,748,361
-------------------------------------------------------------------------------------------------------
  Israel - 1.0%
    Partner Communications Co. Ltd., ADR (Utilities - Telephone)*       572,275            $  2,403,555
-------------------------------------------------------------------------------------------------------
  Italy - 0.8%
    Snam Rete Gas S.A. (Natural Gas - Pipeline)*                        631,330            $  1,860,495
-------------------------------------------------------------------------------------------------------
  Mexico - 1.2%
    Telefonos de Mexico S.A., ADR (Utilities - Telephone)                91,200            $  2,925,696
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.7%
    Completel Europe N.V. (Telecommunications - Wireline)*##             16,870            $      1,995
    KPN N.V. (Utilities - Telephone)                                    864,210               4,037,370
                                                                                           ------------
                                                                                           $  4,039,365
-------------------------------------------------------------------------------------------------------
  South Korea - 2.5%
    KT Corp. (Telecommunications - Wireline)                            137,450            $  2,975,793
    SK Telecom Co., Ltd. (Telecommunications - Wireline)                 12,490               2,802,710
                                                                                           ------------
                                                                                           $  5,778,503
-------------------------------------------------------------------------------------------------------
  Spain - 3.2%
    Iberdrola S.A. (Utilities - Electric)                               283,000            $  4,114,142
    Telefonica de Espana S.A., ADR (Utilities - Telephone)              141,055               3,505,217
                                                                                           ------------
                                                                                           $  7,619,359
-------------------------------------------------------------------------------------------------------
  United Kingdom - 4.1%
    Lattice Group (Conglomerates)*                                     1,072,100           $  2,794,668
    National Grid Group PLC (Telecommunications - Wireline)             555,100               3,943,265
    Vodafone Group PLC (Utilities - Telephone)*                        2,031,246              2,786,787
                                                                                           ------------
                                                                                           $  9,524,720
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 43,465,812
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $222,584,938)                                               $172,825,070
-------------------------------------------------------------------------------------------------------

Bonds - 12.2%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 11.6%
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.125s, 2011                               $     61            $     64,535
    Northrop Grumman Corp., 7.75s, 2031                                     114                 123,436
                                                                                           ------------
                                                                                           $    187,971
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.3%
    Credit Suisse First Boston USA, Inc., 6.5s, 2012                   $    224            $    226,654
    GS Escrow Corp., 7s, 2003                                               392                 406,670
                                                                                           ------------
                                                                                           $    633,324
-------------------------------------------------------------------------------------------------------
  Building
    American Standard, Inc., 7.375s, 2008                              $    100            $    103,000
-------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.7%
    Falcon Auto Dealership LLC, 0.981s, 2023 (Interest Only)##         $    764            $    109,992
    PSE&G Transition Funding LLC, 5.74s, 2007                               435                 452,503
    PSE&G Transition Funding LLC, 5.98s, 2008                               170                 179,966
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                    435                 462,637
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                        440                 451,608
                                                                                           ------------
                                                                                           $  1,656,706
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 7.9s, 2003                                           $    427            $    437,026
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.1%
    Devon Financing Corp. ULC, 6.875s, 2011                            $    289            $    300,975
-------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.2%
    Amerada Hess Corp., 6.65s, 2011                                    $    430            $    447,411
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.2%
    AOL Time Warner, Inc., 7.7s, 2032                                  $    153            $    136,150
    Time Warner Entertainment Co. LP, 8.875s, 2012                          328                 347,036
                                                                                           ------------
                                                                                           $    483,186
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Countrywide Home Loan, Inc., 6.85s, 2004                           $    453            $    479,894
    Ford Motor Credit Co., 7.375s, 2009                                     335                 340,062
    General Electric Capital Corp., 6s, 2012                                380                 378,198
                                                                                           ------------
                                                                                           $  1,198,154
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Pemex Project Funding Master Trust, 9.125s, 2010                   $    180            $    186,311
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    Weyerhaeuser Co., 7.375s, 2032##                                   $    405            $    410,034
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.2%
    Comcast Cable Commerce, Inc., 6.875s, 2009                         $    387            $    360,150
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.4%
    HCA Healthcare Co., 7.125s, 2006                                   $    222            $    230,738
    HCA Healthcare Co., 7.875s, 2011                                        323                 343,158
    Tenet Healthcare Corp., 6.875s, 2031                                    282                 277,600
                                                                                           ------------
                                                                                           $    851,496
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Kinder Morgan Energy Partners LP, 6.75s, 2011                      $    504            $    517,457
-------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Valero Energy Corp., 7.5s, 2032                                    $    235            $    235,798
-------------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    WMX Technologies, Inc., 6.375s, 2003                               $    364            $    374,931
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    Yum! Brands, Inc., 7.7s, 2012                                      $    337            $    337,000
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless
    AT&T Wireless Services, Inc., 7.35s, 2006                          $    109            $     94,771
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.5%
    AT&T Corp., 6.5s, 2029                                             $    112            $     77,280
    Citizens Communications Co., 8.5s, 2006                                 289                 283,610
    EchoStar DBS Corp., 9.125s, 2009                                         73                  66,795
    Sprint Capital Corp., 6s, 2007                                          404                 339,210
    Sprint Capital Corp., 8.375s, 2012##                                    272                 223,013
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                     30                  30,088
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                      79                  74,352
                                                                                           ------------
                                                                                           $  1,094,348
-------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 1.5%
    Federal National Mortgage Assn., 5.75s, 2008                       $    992            $  1,046,818
    Federal National Mortgage Assn., 6s, 2016                               744                 760,327
    Federal National Mortgage Assn., 6.5s, 2031                           1,146               1,170,481
    Government National Mortgage Assn., 7s, 2028 - 2031                     637                 662,531
                                                                                           ------------
                                                                                           $  3,640,157
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.6%
    U.S. Treasury Notes, 4.625s, 2006                                  $  3,240            $  3,337,200
    U.S. Treasury Notes, 5s, 2011                                         4,649               4,713,528
    U.S. Treasury Notes, 4.875s, 2012                                       493                 494,849
                                                                                           ------------
                                                                                           $  8,545,577
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.0%
    DTE Energy Co., 6.45s, 2006                                        $    888            $    924,266
    FirstEnergy Corp., 5.5s, 2006                                           126                 122,708
    Midamerican Funding LLC, 6.927s, 2029                                   110                 104,578
    Midland Funding Corp. I, 10.33s, 2002                                    24                  23,479
    Niagara Mohawk Power Corp., 7.25s, 2002                                 151                 152,751
    Niagara Mohawk Power Corp., 7.75s, 2006                                 252                 277,218
    Niagara Mohawk Power Corp., 8.77s, 2018                                 162                 168,269
    NiSource Finance Corp., 7.625s, 2005                                  1,094               1,103,365
    Northwestern Corp., 7.875s, 2007##                                      112                 100,480
    Oncor Electric Delivery Co., 6.375s, 2012##                             309                 316,975
    Progress Energy, Inc., 6.75s, 2006                                      613                 642,608
    Progress Energy, Inc., 7.1s, 2011                                       207                 218,267
    PSE&G Power LLC, 7.75s, 2011                                            217                 229,330
    Salton Sea Funding Corp., 7.84s, 2010                                   100                  99,226
    TXU Eastern Funding Co., 6.75s, 2009                                    150                 150,823
                                                                                           ------------
                                                                                           $  4,634,343
-------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Verizon New Jersey, Inc., 5.875s, 2012                             $    478            $    446,525
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $ 27,176,651
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.6%
  Canada - 0.2%
    Abitibi Consolidated, Inc., 8.85s, 2030 (Forest &
      Paper Products)                                                  $    473            $    461,713
-------------------------------------------------------------------------------------------------------
  Germany - 0.2%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)##                 $    399            $    424,935
-------------------------------------------------------------------------------------------------------
  Grand Cayman Islands
    DBS Capital Funding Corp., 7.657s, 2049 (Banks &
      Credit Cos.)##                                                   $    156            $    163,470
-------------------------------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 11.5s, 2026                                 $    153            $    192,933
-------------------------------------------------------------------------------------------------------
  Netherlands
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications - Wireline)                                  $    329            $     23,030
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    British Sky Broadcasting Group, 7.3s, 2006
      (Advertising & Broadcasting)                                     $    278            $    270,424
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                        $  1,536,505
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $28,695,005)                                                 $ 28,713,156
-------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 8.1%
-------------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 8.1%
  Conglomerates - 0.6%
    FPL Group, Inc., 8.0%                                                26,000            $  1,367,600
-------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    NRG Energy, Inc., 6.5%                                               29,000            $    327,700
-------------------------------------------------------------------------------------------------------
  Energy - Integrated - 1.2%
    PPL Capital Funding Trust I, 7.75%                                  154,300            $  2,916,270
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.3%
    Equity Securities Trust I, 6.5%                                      51,100            $    751,170
-------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.3%
    Williams Cos., Inc., 9.0%                                            62,510            $    786,376
-------------------------------------------------------------------------------------------------------
  Oils - 0.5%
    El Paso CGP Co., 6.625%                                              79,700            $  1,135,725
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.8%
    Alltel Corp., 7.75%                                                  15,100            $    732,954
    Cox Communications, Inc., 7.75%                                      35,200               1,031,360
                                                                                           ------------
                                                                                           $  1,764,314
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.7%
    AES Trust III, 6.75%                                                 64,100            $  1,208,285
    AES Trust VII, 6.0%                                                  11,000                 247,500
    AES Trust VII, 6.0%##                                                22,400                 504,000
    Cinergy Corp., 9.5%                                                  49,300               2,881,585
    Sempra Energy, 8.5%                                                 111,900               2,584,890
    TXU Corp., 8.75%                                                     24,250               1,314,592
                                                                                           ------------
                                                                                           $  8,740,852
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    KeySpan Corp., 8.75%                                                 24,860            $  1,297,692
-------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $24,482,860)                          $ 19,087,699
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.6%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.6%
  Electronics - 0.4%
    ADT Operations, Inc., 0s, 2010*                                    $  1,170            $    881,888
-------------------------------------------------------------------------------------------------------
  Media - Cable - 0.3%
    Charter Communications, Inc., 4.75s, 2006                          $  1,650            $    770,550
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.9%
    EchoStar Communications Corp., 4.875s, 2007                        $  2,560            $  1,968,128
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $6,950,918)                                      $  3,620,566
-------------------------------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------------------------------
                                                                        SHARES
-------------------------------------------------------------------------------------------------------
Foreign Warrants
    Vivendi Environment (Water)* (Identified Cost, $0)                   92,900            $     19,228
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.6%
-------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/01/02                        $  2,486            $  2,486,000
    New Center Asset Trust, due 7/01/02                                   3,492               3,492,000
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                            $  5,978,000
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.2%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/28/02, due 7/01/02, total to
      be received $2,795,454 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                 $  2,795            $  2,795,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $291,486,721)                                          $233,038,719

Other Assets, Less Liabilities - 0.6%                                                         1,521,262
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $234,559,981
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $291,486,721)            $233,038,719
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        38,718,755
  Cash                                                                      199
  Receivable for investments sold                                     1,944,403
  Receivable for series shares sold                                     279,724
  Interest and dividends receivable                                     905,590
  Other assets                                                              694
                                                                   ------------
      Total assets                                                 $274,888,084
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  1,084,331
  Payable for series shares reacquired                                  442,727
  Collateral for securities loaned, at value                         38,718,755
  Payable to affiliates -
    Management fee                                                       14,076
    Shareholder servicing agent fee                                         657
    Distribution fee (Service Class)                                        731
    Administrative fee                                                      328
  Accrued expenses and other liabilities                                 66,498
                                                                   ------------
      Total liabilities                                            $ 40,328,103
                                                                   ------------
Net assets                                                         $234,559,981
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $383,800,460
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (58,438,725)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (93,511,353)
  Accumulated undistributed net investment income                     2,709,599
                                                                   ------------
      Total                                                        $234,559,981
                                                                   ============
Shares of beneficial interest outstanding                           18,837,108
                                                                    ==========
Initial Class shares:
  Net asset value per share
    (net assets of $197,860,299 / 15,882,915 shares of
    beneficial interest outstanding)                                  $12.46
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $36,699,682 / 2,954,193 shares of
    beneficial interest outstanding)                                  $12.42
                                                                      ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  2,786,155
    Interest                                                          1,302,816
    Foreign taxes withheld                                              (54,208)
                                                                   ------------
      Total investment income                                      $  4,034,763
                                                                   ------------
  Expenses -
    Management fee                                                 $    995,838
    Trustees' compensation                                                5,595
    Shareholder servicing agent fee                                      46,473
    Distribution fee (Service Class)                                     37,908
    Administrative fee                                                   23,236
    Custodian fee                                                        75,103
    Printing                                                             48,498
    Postage                                                                  71
    Auditing fees                                                        14,939
    Legal fees                                                              643
    Miscellaneous                                                         2,343
                                                                   ------------
      Total expenses                                               $  1,250,647
    Fees paid indirectly                                                (16,048)
                                                                   ------------
      Net expenses                                                 $  1,234,599
                                                                   ------------
        Net investment income                                      $  2,800,164
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(28,426,184)
    Foreign currency transactions                                        22,381
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(28,403,803)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(33,478,134)
    Translation of assets and liabilities in foreign currencies           8,612
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(33,469,522)
                                                                   ------------
        Net realized and unrealized loss on investments and
         foreign currency                                          $(61,873,325)
                                                                   ------------
          Decrease in net assets from operations                   $(59,073,161)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 2002           DECEMBER 31, 2001
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                          $  2,800,164                $  6,203,505
  Net realized loss on investments and foreign currency
    transactions                                                  (28,403,803)                (64,466,409)
  Net unrealized loss on investments and foreign
    currency translation                                          (33,469,522)                (28,466,544)
                                                                 ------------                ------------
    Decrease in net assets from operations                       $(59,073,161)               $(86,729,448)
                                                                 ------------                ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                     $ (5,455,493)               $ (9,497,628)
  From net investment income (Service Class)                         (844,312)                   (305,815)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                                --                   (24,414,528)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                                --                      (789,756)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                        --                      (492,799)
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                        --                       (15,941)
                                                                 ------------                ------------
      Total distributions declared to shareholders               $ (6,299,805)               $(35,516,467)
                                                                 ------------                ------------
Net increase in net assets from series share
  transactions                                                   $  6,973,296                $102,692,422
                                                                 ------------                ------------
      Total decrease in net assets                               $(58,399,670)               $(19,553,493)
Net assets:
  At beginning of period                                          292,959,651                 312,513,144
                                                                 ------------                ------------
  At end of period (including accumulated undistributed
    net investment income of $2,709,599 and $6,209,240,
    respectively)                                                $234,559,981                $292,959,651
                                                                 ============                ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                               JUNE 30, 2002               2001             2000             1999           1998          1997
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                        INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $15.94             $23.57           $24.16           $19.82         $17.99        $13.66
                                      ------             ------           ------           ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.15             $ 0.39           $ 0.94           $ 0.38         $ 0.46        $ 0.44
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (3.29)             (5.53)            0.66             5.40           2.68          3.89
                                      ------             ------           ------           ------         ------        ------
  Total from investment operations    $(3.14)            $(5.14)          $ 1.60           $ 5.78         $ 3.14        $ 4.33
                                      ------             ------           ------           ------         ------        ------
Less distributions declared to shareholders -
  From net investment income          $(0.34)            $(0.69)          $(0.26)          $(0.24)        $(0.24)       $ --
  From net realized gain on
    investments and foreign
    currency transactions               --                (1.76)           (1.93)           (1.20)         (1.07)         --
  In excess of net realized gain on
    investments and foreign
    currency transactions               --                (0.04)            --               --             --            --
                                      ------             ------           ------           ------         ------        ------
  Total distributions declared
    to shareholders                   $(0.34)            $(2.49)          $(2.19)          $(1.44)        $(1.31)       $ --
                                      ------             ------           ------           ------         ------        ------
Net asset value - end of period       $12.46             $15.94           $23.57           $24.16         $19.82        $17.99
                                      ======             ======           ======           ======         ======        ======
Total return                          (20.00)%++         (24.20)%           7.07%           30.81%         18.06%        31.70%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            0.90%+             0.93%            0.90%            1.01%          1.01%         1.00%
  Net investment income(S)(S)           2.12%+             2.03%            3.95%            1.88%          2.48%         2.92%
Portfolio turnover                        43%               102%             111%             134%           133%           69%
Net assets at end of period
  (000 Omitted)                     $197,860           $260,749         $308,386         $182,969        $81,726       $30,147

  (S) Prior to March 15, 2000, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income           --                 --               --             $ 0.40         $ 0.47        $ 0.41
        Ratios (to average net assets):
          Expenses##                    --                 --               --               0.94%          0.98%         1.20%
          Net investment income         --                 --               --               1.95%          2.51%         2.71%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by
       0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED                 PERIOD ENDED
                                                    JUNE 30, 2002             DECEMBER 31, 2001           DECEMBER 31, 2000*
                                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                             SERVICE CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $ 15.90                       $ 23.57                      $ 23.19
                                                          -------                       -------                      -------
Income from investment operations#(S)(S) -
  Net investment income                                   $  0.14                       $  0.30                      $  0.29
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (3.29)                        (5.49)                        0.09
                                                          -------                       -------                      -------
  Total from investment operations                        $ (3.15)                      $ (5.19)                     $  0.38
                                                          -------                       -------                      -------
Less distributions declared to shareholders -
  From net investment income                              $ (0.33)                      $ (0.68)                     $  --
  From net realized gain on investments and foreign
    currency transactions                                    --                           (1.76)                        --
  In excess of net realized gain on investments and
    foreign currency transactions                            --                           (0.04)                        --
                                                          -------                       -------                      -------
  Total distributions declared to shareholders            $ (0.33)                      $ (2.48)                     $  --
                                                          -------                       -------                      -------
Net asset value - end of period                           $ 12.42                       $ 15.90                      $ 23.57
                                                          =======                       =======                      =======
Total return                                               (20.07)%++                    (24.44)%                       1.64%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 1.12%+                        1.13%                        1.11%+
  Net investment income(S)(S)                                1.92%+                        1.73%                        1.85%+
Portfolio turnover                                             43%                          102%                         111%
Net assets at end of period (000 Omitted)                 $36,700                       $32,211                      $ 4,127

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001, was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2002, there were 108 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $36,267,205. These loans were collateralized by cash of $38,718,755 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                     SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     38,718,755         $38,718,755

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $7,219 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $8,829 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                         DECEMBER 31, 2001   DECEMBER 31, 2000
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $27,513,089         $18,007,277
    Long-term capital gain                       8,003,378           1,146,982
                                               -----------         -----------
Total distributions declared                   $35,516,467         $19,154,259
                                               ===========         ===========

As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                     $  6,292,230
Capital loss carryforward                                          (61,779,509)
Unrealized loss                                                    (28,281,305)
Other temporary differences                                            (98,929)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $61,779,509 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $  3,802,008       $13,609,331
                                                 ------------        ----------
Investments (non-U.S. government securities)     $116,933,714       $95,115,797
                                                 ------------        ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $294,891,699
                                                                ------------
Gross unrealized depreciation                                   $(68,660,013)
Gross unrealized appreciation                                      6,807,033
                                                                ------------
    Net unrealized depreciation                                 $(61,852,980)
                                                                ============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                      SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             2,281,783       $ 32,979,477        6,412,160       $126,176,066
Shares issued to shareholders in
  reinvestment of distributions           389,956          5,455,493        1,664,487         34,404,943
Shares reacquired                      (3,148,821)       (44,686,039)      (4,801,714)       (91,799,915)
                                       ----------       ------------       ----------       ------------
    Net increase (decrease)              (477,082)      $ (6,251,069)       3,274,933       $ 68,781,094
                                       ==========       ============       ==========       ============
Service Class shares
                                      SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                      ------------------------------       -----------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,140,362       $ 16,293,425        1,922,151       $ 34,980,289
Shares issued to shareholders in
  reinvestment of distributions            60,524            844,312           53,825          1,111,489
Shares reacquired                        (272,958)        (3,913,372)        (124,818)        (2,180,450)
                                       ----------       ------------       ----------       ------------
    Net increase                          927,928       $ 13,224,365        1,851,158       $ 33,911,328
                                       ==========       ============       ==========       ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $2,126. The series had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series did not amortize premium on debt securities.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $80,510, increase net unrealized depreciation by $39,159, and increase net realized gains by $49,351. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                VUF-3 8/02 148M